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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   June 25, 2001

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass- Through Certificates Series 2001-3)


                   ABN AMRO Mortgage Corporation Series 2001-3
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


      333-85443-09                                    363886007
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(Commission File Number)                 (I.R.S. Employer Identification No.)


         181 West Madison Street
         Chicago, Illinois                              60602
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(Address of Principal Executive Offices)              (Zip Code)


                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On June 25, 2001, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass- Through Certificates, Series 2001-3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 2001, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and The Chase Manhattan Bank, as trustee. The Certificates consist of twenty-seven classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the "Class A-10 Certificates", the "Class A-11 Certificates", the "Class A-12 Certificates", the "Class A-13 Certificates", the "Class A-14 Certificates", the "Class A-15 Certificates", the "Class A-16 Certificates", the "Class A-17 Certificates", the Class A-18 certificates", the "Class A-P Certificates", the "Class A-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on June 1, 2001 (the "Cutoff Date"), an aggregate principal balance of approximately $620,329,602 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "AAMGI Mortgage Loan Purchase Agreement") dated June 25, 2001, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-P, Class AX, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated October 12, 1999, and a Prospectus Supplement, dated June 25, 2001, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated May 24, 2001, attached hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Bear, Stearns & Co. Inc. ("Bear Stearns") and ABN AMRO Incorporated ("AAI") (Bear Stearns and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated June 25, 2001, attached hereto as
Exhibit 1.2, among the Depositor, ABN AMRO North America, Inc. ("AANA") and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Bear Stearns as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated June 25, 2001, among the Depositor, AANA and the Initial Purchaser.

         Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $15,000,000. The Class A-2 Certificates have an approximate initial aggregate Certificate Balance of $100,000,000. The Class A-3 Certificates have an approximate initial aggregate Notional Amount of $100,000,000. The Class A-4 Certificates have an approximate initial aggregate Certificate Balance of $207,500,000. The Class A-5 Certificates have an approximate initial aggregate Certificate Balance of $29,363,315. The Class A-6 Certificates have an approximate initial aggregate Certificate Balance of $29,760,000. The Class A-7 Certificates have an approximate initial aggregate Certificate Balance of $16,721,000. The Class A-8 Certificates have an approximate initial aggregate Certificate Balance of $54,296,000. The Class A-9 Certificates have an approximate initial aggregate Certificate Balance of $44,273,000. The Class A-10 Certificates have an approximate initial aggregate Certificate Balance of $16,717,000. The Class A-11 Certificates have an approximate initial aggregate Certificate Balance of $10,500,000. The Class A-12 Certificates have an approximate initial aggregate Certificate Balance of $3,398,000. The Class A-13 Certificates have an approximate initial aggregate Certificate Balance of $5,675,285. The Class A-14 Certificates have an approximate initial aggregate Notional Amount of $17,292,215. The Class A-15 Certificates have an approximate initial aggregate Certificate Balance of $44,000,000. The Class A-16 Certificates have an approximate initial aggregate Certificate Balance of $1,500,000. The Class A-17 Certificates have an approximate initial aggregate Certificate Balance of $500,000. The Class A-18 Certificates have an approximate initial aggregate Notional Amount of $16,721,000. The Class A-P Certificates have an approximate initial aggregate Certificate Balance of $1,485,051. The Class A-X Certificates have an approximate initial aggregate Notional Amount of $23,731,944. The Class M Certificates have an approximate initial aggregate Certificate Balance of $10,855,800. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $4,032,200. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $2,481,300. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $1,861,000. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $1,240,600. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $1,240,735. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

1.1 Underwriting Agreement, dated as of May 24, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Bear, Stearns & Co. Inc.

1.2 Terms Agreement, dated June 25, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Bear, Stearns & Co. Inc.

4.1 Pooling and Servicing Agreement, dated as of June 1, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and The Chase Manhattan Bank as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of June 25, 2001, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ABN AMRO MORTGAGE CORPORATION

                                  (Registrant)




Dated: June   , 2001                            By: /s/   Maria Fregosi
                                                   ---------------------------
                                                    Name:  Maria Fregosi
                                                    Title: Vice-President




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                                INDEX TO EXHIBITS



EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

1.1 Underwriting Agreement, dated as of May 24, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Bear, Stearns & Co. Inc. (Incorporated by reference to Exhibit 1.1 to ABN AMRO Mortgage Corporation's Form 8-K filed June 4, 2001 with respect to the ABN AMRO Mortgage Pass-Through Certificates Series 2001- 2).

1.2 Terms Agreement, dated June 25, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Bear, Stearns & Co. Inc.

4.1 Pooling and Servicing Agreement, dated as of June 1, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and The Chase Manhattan Bank as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of June 25, 2001, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.